                             AFG INVESTMENT TRUST B
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                                    FORM 8-KA

                                                                    Exhibit 99.2

Summary

In December 2000, the Trusts formed MILPI Holdings LLC ("MILPI") for the purpose of acquiring up to 100% of the outstanding common stock of PLM International, Inc. ("PLM"), an equipment leasing and asset management company. MILPI formed MILPI Acquisition Corp. ("MILPI Acquisition") to facilitate the transaction. The Trust reported on its Form 8-K dated December 22, 2000 that MILPI Acquisition, a wholly owned subsidiary of MILPI, entered into a definitive agreement and plan of merger to acquire PLM and in connection with the merger, MILPI Acquisition would make a tender offer to purchase any and all shares of PLM's outstanding common stock. On February 22, 2001, MILPI Acquisition announced that it had completed its cash tender offer and accepted for purchase 6,284,261 shares of PLM common stock, representing approximately 83% of PLM's issued and outstanding common stock. The aggregate consideration MILPI Acquisition paid to PLM stockholders in connection with the tender offer was approximately $21.7 million in cash. The Trust owns 20% of MILPI and has paid $4,392,196 as its share of the acquisition price, including acquisition fees paid to AFG ASIT Corporation, the Trust's Managing Trustee, and has accrued $150,000 for an estimate of amounts to be reimbursed to MILPI for acquisition costs.

The accompanying unaudited pro forma statement of financial position presents the financial position of the Trust, assuming that the tender offer for PLM by MILPI Acquisition was completed as of December 31, 2000. Such pro forma information is based on the historical balance sheets of the Trust and PLM at December 31, 2000 and estimated fair value of the assets and liabilities of PLM. The Trusts are obtaining additional information to refine the estimates of fair value. This additional information may result in changes to the estimated fair values.

As required by Rule 11-02 of Regulation S-X, the unaudited pro forma statement of operations has been prepared assuming that the tender offer of PLM by MILPI Acquisition was consummated as of the beginning of the period presented. The unaudited statement of operations reflects the historical results of operations for the Trust and PLM for the year ended December 31, 2000, as adjusted by the effect of pro forma adjustments.

The unaudited pro forma financial statements give effect to certain pro forma adjustments which are described in the accompanying notes. The unaudited pro forma financial statements do not reflect any operating synergies anticipated by the Trust as a result of the acquisition of its ownership interest in MILPI.

The unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of the results of operations or financial position which would have been achieved had the transaction been completed as of the beginning of the period presented, nor is it necessarily indicative of the Trust's future results of operations or financial position.

The unaudited pro forma financial statements should be read in conjunction with the historical audited financial statements of the Trust and PLM, including the related notes thereto.

                             AFG Investment Trust B

               UNAUDITED PRO FORMA STATEMENT OF FINANCIAL POSITION
                             As of December 31, 2000


                                                                                         Pro forma
                                                                                        Adjustments
                                                                        Trust B      MILPI Acquisition              Pro forma
                                                                        -------      -----------------              ----------
ASSETS
Cash and cash equivalents........................................   $   5,126,793      $ (4,151,816)    (a)       $       974,977
Rents receivable.................................................             621                                             621
Accounts receivable - affiliate..................................         113,837                                         113,837
Interest receivable..............................................           2,948                                           2,948
Guarantee fee receivable.........................................          41,593                                          41,593
Interest in EFG Kirkwood.........................................       1,901,976                                       1,901,976
Investments - other..............................................         100,588                                         100,588
Interest in MILPI................................................              --         4,542,196     (a)             4,542,196
Other assets.....................................................         240,380          (240,380)    (a)                    --
                                                                                        -----------
Equipment at cost, net of accumulated depreciation
  of $5,817,286 at December 31, 2000.............................       1,052,869                                       1,052,869
                                                                    -------------                                 ---------------
         Total assets............................................   $   8,581,605      $    150,000               $     8,731,605
                                                                    =============      ============               ===============



LIABILITIES AND PARTICIPANTS' CAPITAL
Notes payable....................................................   $     553,729      $                          $       553,729
Accrued interest.................................................           1,836                                           1,836
Accrued liabilities..............................................         168,432                                         168,432
Accrued liabilities - affiliate..................................          20,040           150,000     (a)               170,040
Deferred rental income...........................................           6,555                                           6,555
                                                                    -------------      ------------               ---------------
         Total liabilities.......................................         750,592           150,000                       900,592
                                                                    -------------      ------------               ---------------

Participants' capital (deficit):
  Managing Trustee...............................................           2,920                                           2,920
  Special Beneficiary............................................          23,840                                          23,840
  Class A Beneficiary Interests (582,017 Interests;
    Initial purchase price of $25 each)..........................       8,533,793                                       8,533,793
  Class B Beneficiary Interests (1,000,961 Interests;
    Initial purchase price of $5 each)...........................          61,835                                          61,835
  Treasury Interests (83,477 Class A Interests at Cost)..........        (791,375)                                       (791,375)
                                                                    -------------      ------------               ---------------
         Total participants' capital.............................       7,831,013                                       7,831,013
                                                                    -------------      ------------               ---------------
         Total liabilities and participants' capital.............   $   8,581,605      $    150,000               $     8,731,605
                                                                    =============      ============               ===============

                             See accompanying notes.

                             AFG Investment Trust B

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000


                                                                              Pro forma
                                                                             Adjustments
                                                                                MILPI
                                                             Trust B         Acquisition                  Pro forma
                                                             -------         -----------                  ---------
Income:
     Lease revenue............................         $      1,036,919                               $     1,036,919
     Interest income..........................                  363,963                                       363,963
     Gain on sale of investment securities....                   17,524                                        17,524
     Gain on sale of equipment................                   44,905                                        44,905
     Other income.............................                   99,493                                        99,493
                                                       ----------------     --------------            ---------------

         Total income.........................                1,562,804                                     1,562,804
                                                       ----------------     --------------            ---------------


Expenses:
     Depreciation.............................                  135,931                                       135,931
     Amortization of intangible assets........                       --             29,017     (b)             29,017
     Interest expense.........................                   57,223                                        57,223
     Management fees- affiliates..............                   67,679                                        67,679
     Loss from interests in EFG Kirkwood......                   95,100                                        95,100
     Loss from interest in MILPI..............                       --            134,579     (c)            134,579
     Write-down of other investment...........                   50,510                                        50,510
     Operating expenses - affiliate...........                  302,388                                       302,388
                                                       ----------------     --------------            ---------------
         Total expenses.......................                  708,831            163,596                    872,427
                                                       ----------------     --------------            ---------------

Net income (loss).............................         $        853,973     $     (163,596)    (d)    $       690,377
                                                       ================     ==============            ===============


Net income
     per Class A Beneficiary Interest.........         $           0.34                               $          0.28
                                                       ================                               ===============
     per Class B Beneficiary Interest.........         $           0.38                               $          0.30
                                                       ================                               ===============
Cash distributions declared
     per Class A Beneficiary Interest.........         $             --                               $            --
                                                       ================                               ===============
     per Class B Beneficiary Interest.........         $             --                               $            --
                                                       ================                               ===============


                             See accompanying notes.

                             AFG Investment Trust B

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2000


The pro forma adjustments outlined below present separate adjustments related to the purchase of equity interest in MILPI Holdings LLC ("MILPI").

The Trust will account for the acquisition of the membership interest using the equity method of accounting. Accordingly, the Trust's cost to acquire the ownership interest in MILPI will be accounted for as "Interest in MILPI" and the Trust's share of the operations of MILPI will be accounted for as "Income/Loss from interest in MILPI". The excess of the "Interest in MILPI" over the fair market value of the net identifiable assets purchased is considered to be goodwill and is amortized over the preliminarily estimated economic life of 7 years from the date of acquisition, based on the estimated economic lives of PLM's assets. See Note (b).

The pro-forma adjustments reflect the interest in MILPI, and the related interest in MILPI's purchase of 83% of the outstanding common stock of PLM International, Inc. as if the acquisition had occurred on December 31, 2000 for purposes of the pro forma statement of financial position and on January 1, 2000 for purposes of the pro forma statement of operations. Such pro forma information is based on the historical financial statements of the Trust and the estimated fair values of the assets and liabilities of PLM as of and for the year ended December 31, 2000.


(a) Adjustment reflects the purchase of the membership interest in MILPI. The purchase price is calculated as follows:

       Total Purchase Price - See Note (b)                      $   22,710,979

       Proportionate interest owned by the Trust                            20%
                                                                --------------

       Proportion of purchase price payable by the Trust             4,542,196

       Less: amount previously paid and held in escrow                (240,380)
                                                                --------------

       Total cash due from the Trust                                 4,301,816

       Cash paid by the Trust at closing                            (4,151,816)
                                                                --------------

       Transaction costs to be reimbursed by Trusts to MILPI    $      150,000
                                                                ==============

(b) Adjustment reflects the amortization resulting from the allocation of the purchase price to the net assets acquired for the Trust's membership interest in MILPI. The Trust is evaluating the appropriate economic useful life for the goodwill. For purposes of these pro forma financial statements, the Trust has preliminarily estimated a useful life for goodwill of 7 years. To the extent that the Trust ultimately concludes the useful life should be different from 7 years, the adjustment for amortization expense for the year ended December 31, 2000 would be different than the amount included herein. The purchase price and preliminary allocation of the purchase price, based on estimated fair values, are as follows:




       Purchase Price Allocation:
       -------------------------

       Estimated fair value of total assets                                                        $  46,523,000
       Estimated fair value of total liabilities                                                     (17,753,000)
                                                                                                   -------------

       Estimated fair value of net identifiable assets                                                28,770,000

       Less: estimated transition liabilities assumed                                                 (2,631,000)
                                                                                                   -------------

       Estimated fair value of net identifiable assets purchased                                      26,139,000
       Percentage of Stock of PLM purchased by MILPI                                                          83%
                                                                                                   -------------

       Estimated fair value of net identifiable assets acquired                                       21,695,370

       Amount paid for shares of PLM                                       $  21,743,543
       Total 1% acquisition fee paid                                             217,436
       Other estimated transaction costs accrued                                 750,000
                                                                           -------------
             Total Purchase Price                                                                     22,710,979
                                                                                                   -------------

       Total estimated goodwill                                                                        1,015,609

       Trust's proportionate interest in MILPI                                                                20%
                                                                                                   -------------

       Estimated goodwill purchased by Trust                                                       $     203,122
                                                                                                   =============

       Annual amortization of goodwill over estimated life of 7 years                              $      29,017
                                                                                                   =============


       The 1% acquisition fee was paid to a wholly owned subsidiary of Semele Group Inc. for facilitating the tender offer for PLM.

(c) Adjustment reflects the Trust's ownership interest in PLM's net income from continuing operations, adjusted for MILPI's 83% ownership and the Trust's 20% ownership of MILPI, less the additional depreciation expense from the adjustment to increase PLM's assets to fair value.

       Net Income from Continuing Operations of PLM
             for the year ended December 31, 2000                                     $     63,000


       Write-up in value of PLM's assets to fair value              $   6,116,000
       Estimated remaining useful lives of assets (years)                       7
                                                                    -------------
             Annual estimated depreciation expense                                        (873,714)
                                                                                      ------------

       Pro forma loss of PLM for the year ended
       December 31, 2000                                                                  (810,714)
       MILPI's  ownership interest in PLM                                                        83%
                                                                                      ------------

                                                                                          (672,893)

       Trust's proportionate interest                                                           20%
                                                                                      ------------

       Trust's pro forma loss from interest in MILPI                                  $  ( 134,579)
                                                                                      ============



(d) The Trust is not a taxable entity for income tax purposes and therefore no pro forma income tax adjustments are applicable.